					Exhibit 99
Reorganized Debtor	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
INCOME STATEMENT
Total Operating Revenues*		10494.1	10768.6	10770.2	11015.0

Operating Expenses:
Total Cost of Energy*		5946.7	6103.4	5984.0	6106.1
M&O and A&G Costs		2046.3	2104.2	2157.3	2217.4
Depreciation & Decommissioning		803.3	836.5	886.7	934.2
Property & Other Taxes		109.8	111.4	113.0	114.8
RRB Asset Amortization		290.1	289.8	290.4	290.5
Total Operating Expenses		9196.3	9445.3	9431.4	9663.0

Operating Income		1297.8	1323.3	1338.8	1352.1

Total Interest Income		16.3	16.3	16.3	16.3

Interest Expense (Excl RRBs)		305.1	316.7	329.7	335.7
RRB Interest		68.9	50.3	31.5	12.1
Total Interest Expense		374.0	367.0	361.2	347.8

Other Income		(64.2)	(66.4)	(66.3)	(67.6)

Pretax Income		875.8	906.1	927.6	953.0

Total Booked Income Taxes		363.3	376.7	385.9	394.7

Preferred Dividend Req		24.9	24.6	23.5	26.0

Total Earnings Avail for Common		487.6	504.9	518.2	532.2
* Excludes Receipts and Disbursements for CDWR Procurement.

Reorganized Debtor	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
BALANCE SHEET
Assets:
Plant in Service	20309.5	21228.8	22205.4	23096.5	23993.4
Accumulated Depr	(9523.3)	(10218.6)	(10958.9)	(11669.8)	(12422.5)
Net Plant	10786.1	11010.2	11246.6	11426.6	11571.0

Construction Work In Progress	55.7	56.9	57.4	56.6	55.8

Other Noncurrent Assets	65.0	62.3	62.3	62.3	62.3
Total Long-term Assets	10906.8	11129.5	11366.4	11545.6	11689.1

Current Assets:
Short-term Investments (Net)	543.2	543.2	543.2	543.2	543.2

Accounts Receivable	1822.7	1776.3	1803.2	1793.0	1828.3

Balancing Accts Receivable	84.4	84.2	84.2	84.3	84.4
Inventory - Fuels	108.7	111.6	112.8	95.0	104.8
Inventory - M&S	30.5	28.7	29.5	30.3	31.0
Prepayments & Adv to Gas Prod	79.3	75.1	75.1	75.1	75.1
Total Current Assets	2668.8	2619.0	2647.9	2620.9	2666.9

Deferred Charges:
Expense Deferral (Reg Assets)	1241.8	951.7	662.0	371.6	81.1
Other Deferred Charges	1455.0	1431.3	1415.2	1399.2	1383.1
Total Deferred Charges	2696.9	2383.1	2077.2	1770.7	1464.2

TOTAL ASSETS	16272.5	16131.6	16091.5	15937.2	15820.2

Reorganized Debtor	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
Capitalization:
Common Stock Equity	4861.4	5010.2	5209.7	5332.7	5460.5
Preferred Stock (incl QUIDS)	423.5	412.9	406.0	399.1	489.7
RRBs Outstanding	1160.3	870.2	580.1	290.0	0.0
Other Long-term Debt	4600.0	4487.5	4692.5	4840.3	4867.9
Total Capitalization	11045.1	10780.7	10888.3	10862.1	10818.1

Current Liabilities:
Short-Term Borrowings	0.0	109.7	110.9	93.1	102.9
Accounts Payable - Creditors	973.2	981.3	998.2	984.1	1004.4
Accounts Payable - Affiliates	0.0	0.0	0.0	0.0	0.0
Balancing Accounts Payable	140.2	140.5	139.6	138.7	137.8
Accrued Taxes Payable	327.9	394.9	312.9	314.7	316.4
Interest Payable	20.6	24.8	30.0	30.8	31.8
Dividends Payable	0.0	0.0	0.0	0.0	0.0
Other Current Liabilities	577.7	577.7	577.7	577.7	577.7
Total Current Liabilities	2039.7	2228.9	2169.2	2139.2	2171.0

Deferred Credits and Other NC Liabilities:
Deferred Income Taxes	449.3	395.1	308.8	213.7	109.9
Deferred ITC	98.4	94.8	90.3	85.9	81.4
Noncurrent Balancing Acct Liab	0.0	0.0	0.0	0.0	0.0
Customer Advances for Construction	132.0	123.9	126.8	128.3	131.7
Other Deferred Credits	1649.1	1649.1	1649.1	1649.1	1649.1
Other Noncurrent Liab.	858.8	859.0	859.0	859.0	858.9
Total Deferred Credits & NC Liab	3187.6	3121.9	3034.0	2935.9	2831.0

TOTAL CAPITAL & LIABILITIES	16272.5	16131.6	16091.5	15937.2	15820.2

Reorganized Debtor	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007

CASH FLOW STATEMENT
Cash Flows From Operations:
Net Income		512.5	529.5	541.7	558.2
Depreciation		786.3	819.5	869.7	917.2
Change in Deferred Taxes		(57.8)	(90.8)	(99.6)	(108.2)
Change in Accts Receivable		46.4	(26.8)	10.2	(35.3)
Change in Inventories		(2.9)	(2.0)	17.0	(10.6)
Change in Accts Payable		8.1	16.8	(14.0)	20.3
Change in Accrued Taxes Payable		67.0	(82.0)	1.8	1.7
Change in Bal Accts & Reg Asset Amort		290.4	288.7	289.4	289.5
Change in Other Working Capital		8.7	5.2	0.8	1.0
Other Net Cash from Operations		78.1	93.0	90.5	87.2
Net Cash from Operations		1736.8	1551.1	1707.5	1720.9

Investing Activities:
Capital Expenditures		(1058.1)	(1113.4)	(1104.7)	(1111.8)
Other Net Investing Activities		(17.0)	(17.0)	(17.0)	(17.0)
Net Cash Used In Investing		(1075.1)	(1130.4)	(1121.7)	(1128.8)

Financing Activities:
Common Stock Issued (Repurchased)		(338.7)	(305.3)	(395.2)	(404.4)
Preferred Stock Issued		0.0	0.0	0.0	150.0
Preferred Stock redeemed		(10.6)	(6.9)	(6.9)	(59.4)
Long-term Debt issued		(112.4)	205.0	147.8	27.6
Long-term Debt matured/redeemed		0.0	0.0	0.0	0.0
Long-term Debt purch/sinking		0.0	0.0	0.0	0.0
RRB Principal Repayments		(290.1)	(290.1)	(290.1)	(290.1)
Change in Short-term Position		109.7	1.2	(17.8)	9.8
Dividends Disbursed		(19.6)	(24.6)	(23.7)	(25.6)
Other Net Financing Activities		0.0	0.0	0.0	0.0
Net Cash Used In Financing		(661.7)	(420.7)	(585.8)	(592.1)

Net Change in Cash		0.0	0.0	0.0	0.0

Reorganized Debtor	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007

SUPPLEMENTAL INFORMATION
Revenues
Gas		2483.1	2594.9	2516.2	2626.8
Public Purpose		313.4	322.4	331.5	341.0
Electric		7697.6	7851.3	7922.4	8047.2
Total from Inc Stmt		10494.1	10768.6	10770.2	11015.0

Energy Costs
Gas Procurement		1052.3	1067.4	940.2	997.0
Gtrans Payments		416.9	481.8	502.2	525.5
Etrans Payments		885.8	936.1	968.3	990.0
Gen Payments		1465.1	1482.1	1518.2	1558.8
QF Payments		1560.6	1546.1	1466.0	1342.1
Third Party Bilats		0.0	0.0	0.0	0.0
Net Open[1]		349.0	291.2	337.1	401.8
Other Gen Costs[2]		217.2	298.7	252.0	291.0
Total from Inc Stmt		5946.7	6103.4	5984.0	6106.1

M&O and A&G Costs
Gas		557.9	574.3	588.9	606.1
Public Purpose		310.2	319.0	328.1	337.5
Electric		1178.2	1210.8	1240.3	1273.8
Total from Inc Stmt		2046.3	2104.2	2157.3	2217.4

Depreciation & Decommissioning
Gas		182.7	193.8	203.7	213.1
Electric		620.6	642.8	683.0	721.1
Total from Inc Stmt		803.3	836.5	886.7	934.2

Property & Other Taxes
Gas		21.8	22.1	22.4	22.8
Electric		88.0	89.3	90.6	92.0
Total from Inc Stmt		109.8	111.4	113.0	114.8

Average Annual Distribution Rate Base
Gas		2126.3	2145.9	2191.5	2232.3
Electric		7816.9	7896.2	8036.4	8149.8

Authorized Capital Structure
% Debt		46.2%	46.2%	46.2%	46.2%
% Preferred		5.8%	5.8%	5.8%	5.8%
% Equity		48.0%	48.0%	48.0%	48.0%
		100.0%	100.0%	100.0%	100.0%
Authorized Cost of Capital
Debt		6.64%	6.76%	6.76%	6.78%
Preferred		6.50%	6.50%	6.50%	6.50%
Equity		11.20%	11.20%	11.20%	11.20%
Return on Rate Base		8.82%	8.88%	8.88%	8.89%

[1]Includes Capacity payments
[2]Includes ISO, Renewables, and Retained Fossil fuel costs net of RMR revenues and WAPA payments

Reorganized Debtor	($Millions)
12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
SUPPLEMENTAL INFORMATION
Gas Procurement Volumes and Average Price
Gas Sales (mDTH)	289964	293022	295963	299030
Average Price ($/mmBtu)	3.63	3.64	3.18	3.33

Elec Procurement Volumes and Average Price[1]
Volumes (GWh)
Gen Bilats	33114	33514	33514	33530
QF	21004	20758	20312	19553
Third Party Bilats	0	0	0	0
Other Gen[2]	2518	3141	3517	3839
Net Open	2878	1464	1923	1867
Total Non-DWR Supply	59514	58877	59266	58789
DWR	19191	18621	19279	20252
Total (excl D/A)	78704	77498	78546	79042

Average Price ($/MWh)
Gen Bilats	44.24	44.22	45.30	46.49
QF	74.30	74.48	72.17	68.64
Third Party Bilats	0.00	0.00	0.00	0.00
Other Gen[3]	86.26	95.09	71.65	75.81
Net Open[4]	121.26	198.95	175.34	215.24
Total Non-DWR Supply	60.35	61.45	60.29	61.13
DWR	110.26	111.22	103.47	99.58
Overall Average (excl D/A)	72.52	73.41	70.89	70.98

Sales/Deliveries (GWh)
Total Deliveries	78686	79686	80688	81690
Bundled Sales	69721	70721	71723	72725
Direct Access	8965	8965	8965	8965

Average Rate (½/kWh)
Total Deliveries	12.56	12.55	12.39	12.42
Bundled Sales	13.35	13.33	13.13	13.16
Direct Access	6.45	6.45	6.45	6.45

[1]Electric Procurement Volumes and Average Prices are shown before the effects of netting line losses and Helms pumping
[2]Includes Retained Fossil, Renewables, Etiwanda & EBMUD, and Puget inbound
[3]Includes ISO Ancillary Services, Renewables, and Retained Fossil fuel costs net of RMR revenues and WAPA payments
[4]Includes Capacity payments

ETrans	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
INCOME STATEMENT
Total Operating Revenues		885.8	936.1	968.3	990.0

Operating Expenses:
Grid Services		244.5	242.4	239.0	236.6
M&O and A&G Costs		205.9	206.2	210.3	214.5
Depreciation		136.3	145.7	151.6	158.6
Property & Other Taxes		34.6	38.0	40.3	41.7
Total Operating Expenses		621.3	632.3	641.2	651.3

Operating Income		264.5	303.9	327.1	338.7

Total Interest Income		0.0	0.0	0.0	0.0

Total Interest Expense		90.6	94.9	100.7	104.4

Other Income		8.1	7.7	6.1	6.3

Pretax Income		182.0	216.7	232.4	240.6

Total Booked Income Taxes		80.6	92.5	98.1	101.0

Preferred Dividend Req		0.0	0.0	0.0	0.0

Total Earnings Avail for Common		101.3	124.1	134.4	139.6

ETrans		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007

BALANCE SHEET
Assets:
Plant in Service	3563.3	3934.0	4264.1	4452.9	4669.7
Accumulated Depr	(1412.8)	(1490.9)	(1585.1)	(1693.6)	(1805.3)
Net Plant	2150.5	2443.1	2679.0	2759.2	2864.4

Construction Work In Progress	174.2	171.6	169.0	166.5	164.1

Other Noncurrent Assets	0.0	0.0	0.0	0.0	0.0
Total Long-term Assets	2324.7	2614.7	2848.0	2925.8	3028.5

Current Assets:
Short-term Investments (Net)	0.0	0.0	0.0	0.0	0.0

Accounts Receivable	89.3	94.6	100.0	103.5	105.8

Other Current Assets	23.8	24.3	24.9	25.5	26.0
Total Current Assets	113.1	119.0	124.9	128.9	131.8

Deferred Charges	122.1	122.1	122.1	122.1	122.1

TOTAL ASSETS	2560.9	2855.8	3095.0	3176.8	3282.4

ETrans		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
Capitalization:
Common Stock Equity	700.0	990.8	1114.9	1153.9	1202.2
Preferred Stock (incl QUIDS)	0.0	0.0	0.0	0.0	0.0
Other Long-term Debt	1250.0	1250.0	1367.6	1411.6	1469.6
Total Capitalization	1950.0	2240.8	2482.5	2565.5	2671.8

Current Liabilities:
Short-Term Borrowings (Net)	0.0	0.0	0.0	0.0	0.0
Accounts Payable	44.6	44.4	44.2	44.3	44.5
Balancing Accounts Payable	0.0	0.0	0.0	0.0	0.0
Accrued Taxes Payable	21.5	22.7	23.9	24.4	24.7
Long-Term Debt - Current	0.0	0.0	0.0	0.0	0.0
Interest Payable	0.0	0.0	0.0	0.0	0.0
Dividends Payable	0.0	0.0	0.0	0.0	0.0
Other Current Liabilities	10.8	10.8	10.8	10.8	10.8
Total Current Liabilities	76.9	77.9	78.9	79.6	80.0

Deferred Credits and Other NC Liabilities:
Deferred Income Taxes	396.6	400.3	397.3	396.0	395.3
Deferred ITC	15.0	14.5	14.0	13.4	12.9
Noncurrent Balancing Acct Liab	0.0	0.0	0.0	0.0	0.0
Customer Advances for Construction	0.0	0.0	0.0	0.0	0.0
Other Deferred Credits	122.3	122.3	122.3	122.3	122.3
Other Noncurrent Liab.	0.0	0.0	0.0	0.0	(0.0)
Total Deferred Credits & NC Liab	533.9	537.1	533.6	531.7	530.5

TOTAL CAPITAL & LIABILITIES	2560.9	2855.8	3095.0	3176.8	3282.4

ETrans		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007

CASH FLOW STATEMENT
Cash Flows From Operations:
Net Income		101.3	124.1	134.4	139.6
Depreciation		136.3	145.7	151.6	158.6
Change in Deferred Taxes		3.1	(3.5)	(1.8)	(1.2)
Change in Accts Receivable		(5.4)	(5.4)	(3.4)	(2.3)
Change in Inventories		0.0	0.0	0.0	0.0
Change in Accts Payable		(0.2)	(0.2)	0.1	0.2
Change in Accrued Taxes Payable		1.2	1.2	0.6	0.3
Change in Other Working Capital		(0.6)	(0.6)	(0.6)	(0.6)
Other Net Cash from Operations		(11.3)	(11.6)	(11.6)	(12.1)
Net Cash from Operations		224.6	249.9	269.2	282.4

Investing Activities:
Capital Expenditures		(414.0)	(367.5)	(217.7)	(249.1)
Other Net Investing Activities		0.0	0.0	0.0	0.0
Net Cash Used In Investing		(414.0)	(367.5)	(217.7)	(249.1)

Financing Activities:
Common Stock Issued (Repurchased)		189.4	0.0	(95.4)	(91.2)
Preferred Stock Issued		0.0	0.0	0.0	0.0
Preferred Stock redeemed		0.0	0.0	0.0	0.0
Long-term Debt issued		0.0	117.6	44.0	58.0
Long-term Debt matured/redeemed		0.0	0.0	0.0	0.0
Long-term Debt purch/sinking		0.0	0.0	0.0	0.0
Change in Short-term Position		0.0	0.0	0.0	0.0
Dividends Disbursed		0.0	0.0	0.0	0.0
Other Net Financing Activities		0.0	0.0	0.0	0.0
Net Cash Used In Financing		189.4	117.6	(51.4)	(33.2)

Net Change in Cash		0.0	(0.0)	0.0	0.0

ETrans	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007

SUPPLEMENTAL INFORMATION
Average Year Authorized Capital Structure
% Equity		40.1%	44.6%	44.9%	45.0%
% Debt		59.9%	55.4%	55.1%	55.0%
		100.0%	100.0%	100.0%	100.0%

Ratebase
End of Year		2234.6	2474.5	2557.1	2664.1
Average Annual		2068.3	2354.6	2515.8	2610.6

Authorized Cost of Capital
Equity		12.5%	12.5%	12.5%	12.0%
Debt		7.25%	7.25%	7.25%	7.25%

GTrans	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
INCOME STATEMENT
Total Operating Revenues		416.9	481.8	502.2	525.5

Operating Expenses:
Total Cost of Energy		0.0	0.0	0.0	0.0
M&O and A&G Costs		155.5	160.5	163.6	168.7
Depreciation		84.0	91.4	96.3	102.4
Property & Other Taxes		27.0	27.9	29.5	30.4
Total Operating Expenses		266.4	279.8	289.5	301.5

Operating Income		150.4	202.0	212.7	224.0

Total Interest Income		0.0	0.0	0.0	0.0

Total Interest Expense		68.9	70.7	71.8	69.9

Other Income		5.5	12.3	8.7	7.9

Pretax Income		87.0	143.5	149.5	162.0

Total Booked Income Taxes		34.8	56.4	59.4	64.7

Preferred Dividend Req		0.0	0.0	0.0	0.0

Total Earnings Avail for Common		52.2	87.1	90.1	97.3

GTrans		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007

BALANCE SHEET
Assets:
Plant in Service	2941.6	2939.1	3252.0	3367.7	3508.0
Accumulated Depr	(1188.2)	(1218.2)	(1282.9)	(1359.2)	(1441.6)
Net Plant	1753.4	1720.9	1969.2	2008.5	2066.4

Construction Work In Progress	37.5	133.5	57.7	76.7	21.7

Other Noncurrent Assets	0.0	0.0	0.0	0.0	0.0
Total Long-term Assets	1790.9	1854.3	2026.9	2085.2	2088.1

Current Assets:
Short-term Investments (Net)	0.0	0.0	0.0	0.0	0.0

Accounts Receivable	56.1	57.1	63.7	65.8	68.2

Other Current Assets	115.3	115.3	115.3	115.3	115.3
Total Current Assets	171.4	172.4	179.0	181.1	183.5

Deferred Charges	107.0	107.0	107.0	107.0	107.0

TOTAL ASSETS	2069.2	2133.8	2312.9	2373.3	2378.6

GTrans		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
Capitalization:
Common Stock Equity	553.2	605.3	692.4	782.5	817.1
Preferred Stock (incl QUIDS)	0.0	0.0	0.0	0.0	0.0
Other Long-term Debt	950.0	952.2	1022.3	988.6	950.0
Total Capitalization	1503.2	1557.5	1714.7	1771.1	1767.1

Current Liabilities:
Short-Term Borrowings	0.0	0.0	0.0	0.0	0.0
Accounts Payable	50.1	52.1	63.1	53.0	48.6
Balancing Accounts Payable	0.0	0.0	0.0	0.0	0.0
Accrued Taxes Payable	46.0	46.0	46.1	46.3	46.4
Long-Term Debt - Current	0.0	0.0	0.0	0.0	0.0
Interest Payable	0.0	0.0	0.0	0.0	0.0
Dividends Payable	0.0	0.0	0.0	0.0	0.0
Other Current Liabilities	55.0	55.0	55.0	55.0	55.0
Total Current Liabilities	151.1	153.2	164.2	154.3	150.0

Deferred Credits and Other NC Liabilities:
Deferred Income Taxes	346.9	355.5	366.9	381.3	395.4
Deferred ITC	11.0	10.6	10.1	9.6	9.1
Noncurrent Balancing Acct Liab	0.0	0.0	0.0	0.0	0.0
Customer Advances for Construction	0.0	0.0	0.0	0.0	0.0
Other Deferred Credits	57.0	57.0	57.0	57.0	57.0
Other Noncurrent Liab.	0.0	0.0	0.0	0.0	0.0
Total Deferred Credits & NC Liab	414.9	423.1	434.0	448.0	461.5

TOTAL CAPITAL & LIABILITIES	2069.2	2133.8	2312.9	2373.3	2378.6

GTrans		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
CASH FLOW STATEMENT
Cash Flows From Operations:
Net Income		52.2	87.1	90.1	97.3
Depreciation		84.0	91.4	96.3	102.4
Change in Deferred Taxes		8.1	10.9	13.9	13.6
Change in Accts Receivable		(1.0)	(6.6)	(2.1)	(2.4)
Change in Inventories		0.0	0.0	0.0	0.0
Change in Accts Payable		2.0	11.0	(10.1)	(4.4)
Change in Accrued Taxes Payable		0.0	0.1	0.2	0.1
Change in Other Working Capital		0.0	0.0	0.0	0.0
Other Net Cash from Operations		0.0	(0.0)	0.0	(0.0)
Net Cash from Operations		145.3	193.8	188.4	206.6

Investing Activities:
Capital Expenditures		(142.0)	(251.6)	(146.0)	(97.4)
Other Net Investing Activities		(5.5)	(12.3)	(8.7)	(7.9)
Net Cash Used In Investing		(147.5)	(263.9)	(154.7)	(105.3)

Financing Activities:
Common Stock Issued (Repurchased)		(0.0)	0.0	0.0	(62.7)
Preferred Stock Issued		0.0	0.0	0.0	0.0
Preferred Stock redeemed		0.0	0.0	0.0	0.0
Long-term Debt issued		2.2	70.1	(33.7)	(38.6)
Long-term Debt matured/redeemed		0.0	0.0	0.0	0.0
Change in Short-term Position		0.0	0.0	0.0	0.0
Dividends Disbursed		0.0	0.0	0.0	0.0
Other Net Financing Activities		0.0	0.0	0.0	0.0
Net Cash Used In Financing		2.2	70.1	(33.7)	(101.3)

Net Change in Cash		(0.0)	0.0	0.0	0.0

GTrans		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
SUPPLEMENTAL INFORMATION
EOY Capital Structure
% Equity		38.9%	40.4%	44.2%	46.2%
% Debt		61.1%	59.6%	55.8%	53.8%
		100.0%	100.0%	100.0%	100.0%

Ratebase
End of Year		1550.0	1787.3	1812.7	1857.1
Average Annual		1570.3	1668.6	1800.0	1834.9

Cost of Capital
Equity		N.A.	13%	13%	13%
Debt		7.25%	7.25%	7.25%	7.25%

Gen	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
INCOME STATEMENT
Total Operating Revenues		1465.1	1482.1	1518.2	1558.8

Operating Expenses:
Total Cost of Energy		89.5	93.8	95.2	96.7
M&O and A&G Costs		592.1	537.7	561.2	578.8
Depreciation		50.5	62.0	65.7	69.4
Property & Other Taxes		64.2	65.5	66.6	67.6
Total Operating Expenses		796.3	759.0	788.7	812.5

Operating Income		668.7	723.1	729.5	746.2

Total Interest Income		0.0	0.0	0.0	0.0

Total Interest Expense		149.6	149.6	148.4	145.8

Other Income		84.8	92.2	100.4	109.2

Pretax Income		603.9	665.7	681.4	709.7

Total Booked Income Taxes		244.7	269.8	276.3	287.8

Preferred Dividend Req		0.0	0.0	0.0	0.0

Total Earnings Avail for Common		359.2	395.8	405.2	421.9

Gen		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
BALANCE SHEET
Assets:
Plant in Service	1630.7	1748.3	1982.0	2080.9	2187.5
Accumulated Depr	(839.3)	(889.8)	(951.9)	(1017.5)	(1086.9)
Net Plant	791.4	858.5	1030.1	1063.4	1100.6

Construction Work In Progress	25.3	66.5	0.0	62.6	171.3

Other Noncurrent Assets	1618.7	1791.8	1869.2	1952.2	2041.2
Total Long-term Assets	2435.5	2716.8	2899.3	3078.2	3313.1

Current Assets:
Short-term Investments (Net)	0.0	85.2	171.6	286.3	402.7

Accounts Receivable	180.8	180.6	182.7	187.2	192.2
Inventory - M&S	66.0	66.0	66.0	66.0	66.0
Total Current Assets	246.8	331.8	420.3	539.5	660.9

Deferred Charges	0.0	0.0	0.0	0.0	0.0

TOTAL ASSETS	2682.2	3048.6	3319.6	3617.7	3974.0

Gen		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
Capitalization:
Common Stock Equity	(598.5)	(428.0)	(243.4)	(17.2)	270.2
Preferred Stock (incl QUIDS)	0.0	0.0	0.0	0.0	0.0
RRBs Outstanding	0.0	0.0	0.0	0.0	0.0
Other Long-term Debt	1700.0	1700.0	1673.1	1640.3	1579.6
Total Capitalization	1101.5	1272.0	1429.7	1623.0	1849.8

Current Liabilities:
Short-Term Borrowings	0.0	0.0	0.0	0.0	0.0
Accounts Payable	79.7	81.6	75.0	77.5	79.2
Long-Term Debt - Current	0.0	0.0	26.9	32.8	60.6
Interest Payable	0.0	0.0	0.0	0.0	0.0
Dividends Payable	0.0	0.0	0.0	0.0	0.0
Other Current Liabilities	0.0	0.0	0.0	0.0	0.0
Total Current Liabilities	79.7	81.6	101.9	110.3	139.8

Deferred Credits and Other NC Liabilities:
Deferred Income Taxes	7.2	29.7	47.1	62.1	73.1
Deferred ITC	0.0	0.0	0.0	0.0	0.0
Other Deferred Credits	0.0	0.0	0.0	0.0	0.0
Other Noncurrent Liab.	1493.9	1665.3	1740.9	1822.2	1911.2
Total Deferred Credits & NC Liab	1501.1	1694.9	1788.0	1884.3	1984.3

TOTAL CAPITAL & LIABILITIES	2682.2	3048.6	3319.6	3617.7	3974.0

Gen		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
CASH FLOW STATEMENT
Cash Flows From Operations:
Net Income		359.2	395.8	405.2	421.9
Depreciation		50.5	62.0	65.7	69.4
Change in Deferred Taxes		22.5	17.4	15.0	11.0
Change in Accts Receivable		0.1	(2.1)	(4.4)	(5.0)
Change in Inventories		0.0	0.0	0.0	0.0
Change in Accts Payable		2.0	(6.7)	2.5	1.7
Change in Accrued Taxes Payable		0.0	0.0	0.0	0.0
Change in Other Working Capital		0.0	0.0	0.0	0.0
Other Net Cash from Operations		83.7	89.0	94.7	100.7
Net Cash from Operations		518.1	555.5	578.6	599.7

Investing Activities:
Capital Expenditures		(158.8)	(167.2)	(161.5)	(215.3)
Other Net Investing Activities		(170.6)	(177.2)	(211.2)	(217.1)
Net Cash Used In Investing		(329.3)	(344.4)	(372.7)	(432.4)

Financing Activities:
Common Stock Issued (Repurchased)		(188.8)	(211.2)	(179.0)	(134.5)
Preferred Stock Issued		0.0	0.0	0.0	0.0
Preferred Stock redeemed		0.0	0.0	0.0	0.0
Long-term Debt issued		0.0	0.0	0.0	0.0
Long-term Debt matured/redeemed		0.0	0.0	(26.9)	(32.8)
Long-term Debt purch/sinking		0.0	0.0	0.0	0.0
Change in Short-term Position		0.0	0.0	0.0	0.0
Dividends Disbursed		0.0	0.0	0.0	0.0
Other Net Financing Activities		(0.0)	0.0	0.0	(0.0)
Net Cash Used In Financing		(188.8)	(211.2)	(205.9)	(167.3)

Net Change in Cash		(0.0)	0.0	0.0	0.0